February 28, 2013
Supplemental Financial Information Presentation
Q4 2012
Information is as of December 31, 2012 except as otherwise noted.
It should not be assumed that investments made in the future will be profitable or will equal the performance of investments in this document.
Exhibit 99.2

Legal Disclaimer
COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
We make forward-looking statements in this presentation and other filings we make with the SEC within the meaning of Section 27A of the
Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond our control. These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, plans and objectives. When we use the words “believe,”
“expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions, we intend to identify forward-
looking statements. Statements regarding the following subjects, among others, may be forward-looking: our business and investment strategy;
our operating results; our ability to obtain and maintain financing arrangements; the return on equity, the yield on investments and risks associated with investing in real estate assets, including changes in business conditions and the general economy.
The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. Forward-looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us. Some of these factors are described under
“Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” as included in ARI’s Annual
Report on Form 10-K for the fiscal year ended December 31, 2011 and other periodic reports filed with the Securities and Exchange Commission.
If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-
looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by law, we are not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third-party service providers.

Apollo Commercial Real Estate Finance, Inc.
2012 Fourth Quarter Earnings Call
February 28, 2013
Stuart Rothstein
Chief Executive Officer, President and Chief Financial Officer
Scott Weiner
Chief Investment Officer of the Manager
Megan Gaul
Controller of the Manager
Hilary Ginsberg
Investor Relations Manager
COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)

ARI – Financial Summary
(1) Operating Earnings is a non-GAAP financial measure that is used to approximate cash available for distribution and is defined by the Company as net income, computed in accordance with GAAP, adjusted for (i) non-cash equity compensation expense (a portion of which may become cash-based upon final vesting and settlement of awards should the holder elect net share settlement to satisfy income tax withholding) and (ii) any unrealized gains or losses or other non-cash items included in net income.  Please see slide 25 for a reconciliation of Operating Earnings and Operating Earnings per Share to GAAP net income and GAAP net income per share.
(2) Fixed rate debt refers to the TALF borrowings which were refinanced with the Wells repurchase facility during January 2012.
(3) Fixed charge coverage is EBITDA divided by interest expense plus the preferred stock dividends.
Income Statement December 31, 2012 December 31, 2011 % Change December 31, 2012 December 31, 2011 % Change
13,766 $       14,564 $            -5.5% 57,079 $       52,918 $        7.9%
(1,463) $       (3,618) $              -59.6% (8,402) $       (14,454) $       -41.9%
Net interest income (in thousands) 12,303 $       10,946 $            12.4% 48,677 $       38,464 $        26.6%
0.27 $          0.39 $                 -30.8% 1.50 $          1.47 $            2.0%
27,608,787 20,561,032 34.3% 22,648,819 18,840,954 20.2%
Balance sheet December 31, 2012 December 31, 2011 % Change
669,478 $     860,247 $           -22.2%
444,320 $     318,220 $           39.6%
Common stockholders equity 460,674 $     336,978 $           36.7%
86,250 $       - $
- $            251,327 $
225,158 $     290,700 $
0.5x 1.6x
3.3x 3.9x
Three Months Ended Twelve Months Ended
Interest income (in thousands)
Interest expense (in thousands)
Operating earnings per share
(1)
Basic and diluted weighted average common
shares outstanding
Investments at amortized cost (in thousands)
Net equity in investments at cost (in thousands)
Preferred stockholders equity
Debt to common equity
Fixed rate debt (in thousands)
(2)
Fixed charge coverage
(3)
Floating rate debt (in thousands)
COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)

ARI – Historical Overview
Operating Earnings per Share
(1)
Dividends per Common Share
Net Interest Income ($000s) Return on Common Equity Based on Operating Earnings  (2)
$1.50
$1.60
$1.60
$0.00
$0.40
$0.80
$1.20
$1.60
$2.00
2010 2011 2012
$1.09
$1.47
$1.50
$0.00
$0.40
$0.80
$1.20
$1.60
2010 2011 2012
$21,771
$38,464
$48,677
$0
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
2010 2011 2012
5.9%
8.9%
9.2%
0.0%
3.0%
6.0%
9.0%
12.0%
2010 2011 2012
COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)

(1)
Operating Earnings is a non-GAAP financial measure that is used to approximate cash available for distribution and is defined by the Company as net income, computed in accordance with GAAP, adjusted for (i) non-cash equity compensation expense (a portion of which may become cash-based upon final vesting and settlement of awards should the holder elect net share settlement to satisfy income tax withholding) and (ii) any unrealized gains or losses or other non-cash items
(2)
Return on common equity is calculated as annualized Operating Earnings for the period as a percentage of average stockholders equity for the period.
included in net income.  Please see slide 25 for a reconciliation of Operating Earnings and Operating Earnings per Share to GAAP net income and GAAP net income per share.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
5
COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Q4 Highlights
Financial Results & Earnings Per Share
Operating Earnings for the quarter ended December 31, 2012 of $7.4 million, or $0.27 per diluted common share
(1)
– Decline in operating earnings primarily due to the timing of the deployment of capital raised from the July preferred stock offering and the October common stock offering
– Net interest income of $12.3 million for Q4 2012
– Total expenses of $3.3 million, comprised of management fees of $2.0 million, G&A of
$0.9 million and non-cash stock based compensation of $0.4 million
– GAAP net income available to common stockholders for the quarter ended December 31, 2012 of $7.1 million, or $0.26 per diluted common share
Dividends
Declared a dividend of $0.40 per share of common stock for the quarter ended March 31, 2013
– Eleventh consecutive quarter of maintaining consistent dividend level
– 9.2% annualized dividend yield based on $17.36 closing price on February 26, 2013
Declared a dividend on the Company’s 8.625% Series A Cumulative Redeemable Perpetual Preferred
Stock of $0.5391 per share for stockholders of record on December 31, 2012
(1) Operating Earnings is a non-GAAP financial measure that is used to approximate cash available for distribution and is defined by the Company as net income, computed in accordance with GAAP, adjusted for (i) non-cash equity compensation expense (a portion of which may become cash-based upon final vesting and settlement of awards should the holder elect net share settlement to satisfy income tax withholding) and (ii) any unrealized gains or losses or other non-cash items included in net income.  Please see slide 25 for a reconciliation of Operating Earnings and Operating Earnings per Share to GAAP net income and GAAP net income per share.

6
COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Q4 Highlights
Investment and Portfolio Activity
Mezzanine Loan, Hotel Portfolio
$50 million junior mezzanine loan secured by a pledge of the equity interest in a borrower that owns three full-service conference hotels located in Dallas, TX, Denver, CO and St. Louis, MO, totaling 3,981 keys
Part of a new $410 million, four-year floating rate financing comprised of a $295 million first mortgage loan and a $115 million mezzanine loan, which was bifurcated into a $65 million senior mezzanine loan and the $50 million junior mezzanine loan
Appraised LTV – 61%; Interest rate – LIBOR + 10.9%; 30-year amortization; Origination Fee – 0.5%
Underwritten IRR
(1)
~ 13%
Whole Loan, Condominium Conversion, New York, NY
$80 million whole loan commitment for a condominium conversion located in the TriBeCa neighborhood of NYC; The property will have 66 units with approximately 96,000 net salable square feet and approximately 3,000 square feet of retail space
$45 million first mortgage loan and $0.4 million of a $35 million mezzanine loan were funded at closing; the balance is expected to be funded throughout the conversion process
Initial term of two years, with two 12-month extensions, subject to completion hurdles
Interest rate – LIBOR+8.5% (0.5% LIBOR floor); 1.0% origination fee; 1.0% exit fee
Underwritten loan-to-net sellout (assuming loan is fully funded) – 55%
Underwritten unlevered IRR
(1) ~
11%
(1) The internal rates of return (“IRR”) for the investments listed reflect the returns underwritten by the Manager, calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assumes extensions as well as the cost of borrowings and
derivative instruments under the Company’s master repurchase agreement with Wells Fargo Bank, N.A. (“Wells Facility”).   The calculation for the New York City whole loan also assumes certain estimates with respect to the timing and magnitude of future fundings for the remaining commitments and associated loan repayments, as well as assuming no defaults.  There can be no assurance the actual IRRs will equal the underwritten IRRs shown. See “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December
31, 2011 for a discussion of some of the factors that could adversely impact the returns received by the Company from the investments over time.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Q4 Highlights
Capital Markets Activity
Common Stock Offering
Completed an underwritten public offering of 7,404,460 shares of common stock, including the partial exercise of the underwriters’ option to purchase additional shares, raising net proceeds of approximately $124.1 million
Portfolio Summary
Total investments with an amortized cost of $669 million at December 31, 2012
Current weighted average underwritten IRR of approximately 12.7% and levered weighted average underwritten IRR of approximately 14.1% at December 31, 2012
(1)
Book Value
GAAP book value of $16.43 per share as of December 31, 2012
Fair value of $16.84 per share as of December 31, 2012
(2)
ARI closed at $17.36 on February 26, 2013, a 5.7% premium to GAAP book value per share
(1)
The internal rates of return (“IRR”) for the investments listed reflect the returns underwritten by the Manager, calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assumes extensions as well as the cost of borrowings and derivative instruments under the Wells Facility. The calculation also assumes extension options on the Wells Facility with respect to the Hilton CMBS are exercised. The calculation for the New York City whole loan also assumes certain estimates with respect to the timing and magnitude of future fundings for the remaining commitments and associated loan repayments, as well as assuming no defaults. There can be no assurance the actual IRRs will equal the underwritten IRRs shown. See “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 for a discussion of some of the factors that could adversely impact the returns received by the Company from the investments over time.  Substantially all of the Company’s borrowings under the Company's master repurchase facility with JPMorgan Chase
Bank, N.A. (the "JPMorgan Facility") were repaid upon the closing of the Company’s Series A Preferred Stock offering in August 2012.  The Company's ability to achieve its levered weighted average underwritten IRR is additionally dependent upon the Company re-borrowing approximately $53 million under the JPMorgan Facility or any replacement facility.  Without such re-borrowing, the levered weighted average IRR with regard to its portfolio of first mortgage loan will be significantly lower than the amount shown above, as indicated by the current weighted average underwritten IRR above.
(2)
The Company carries loans at amortized cost and its CMBS securities are marked to market.  Management has estimated that the fair value of the Company’s financial assets at December 31, 2012 was approximately $11.5 million greater than the carrying value of the Company’s investment portfolio as of the same date.  This represents a premium of $0.41 per share over the Company's GAAP book value as of December 31, 2012.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Subsequent Events
Subsequent Events
Mezzanine Loan – Multifamily Conversion, New York, NY
$18 million mezzanine loan commitment secured by a pledge of the equity interests in the owner of two buildings in Midtown Manhattan which contain a total of 181,637 rentable square feet that is being converted into 215 multifamily units
Part of a $90 million, three year, interest only, floating rate financing comprised of the $18 million mezzanine loan and a $72 million first mortgage loan
Interest rate – LIBOR+10.0%, increasing to LIBOR+11.0% as certain funding hurdles are met; 1.0%
origination fee
Underwritten LTV (assuming first mortgage loan is fully funded) – 60%
Underwritten  IRR
(1)
~ 13%
Mezzanine Loan – Hotel Portfolio, Rochester, MN
$25 million mezzanine loan secured by a pledge of the equity interests in the owner of a portfolio of four hotels totaling 1,231 keys located in Rochester, Minnesota
Part of a $145 million, five-year, fixed-rate financing comprised of a $120 million first mortgage loan and the $25 million mezzanine loan provided in connection with the acquisition of the portfolio
Interest rate – 11.0%; Appraised LTV – 69%
Underwritten IRR
(1)
~ 12%
(1)
The internal rates of return (“IRR”) for the investments listed reflect the returns underwritten by the Manager, calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assumes extensions as well as the cost of borrowings and derivative instruments under the Wells Facility. There can be no assurance the actual IRRs will equal the underwritten IRRs shown. See “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 for a discussion of some of the factors that could adversely impact the returns received by the Company from the investments over time.

ARI – Subsequent Events (cont.)
Mezzanine Loan – Condominium Development, New York, NY
$60 million mezzanine loan commitment secured by a pledge of preferred equity interests in the owner of a to-be-developed 352,624 net saleable square foot, 57-story, 146-unit condominium tower located in the TriBeCa neighborhood of New York City
$46 million funded at closing with the remaining $14 million expected to be funded in six months following closing
Interest rate – 13.25%; 1.0% origination fee and 1.0% exit fee
Initial term of 54 months, with one extension option for 12-months
Underwritten loan-to-net sellout (assuming loan is fully funded) – 55%;
Underwritten  IRR
(1)
~ 16%
Repayments
Principal repayment on two mezzanine loans totaling $50 million secured by a portfolio of shopping centers
Received $2.5 million yield maintenance payment; Total realized IRR on investment – 15%
Full principal repayment on repurchase agreement secured by CDO bonds
Total realized IRR on investment – 17%

(1)
The internal rates of return (“IRR”) for the investment listed reflects the returns underwritten by the Manager, calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assumes extensions as well as the cost of borrowings and derivative instruments under the Wells Facility. The calculation for this investment also assumes certain estimates with respect to the timing and magnitude of future fundings for the remaining commitments and associated loan repayments, as well as assuming no defaults. There can be no assurance the actual IRRs will equal the underwritten IRRs shown. See “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31,
2011 for a discussion of some of the factors that could adversely impact the returns received by the Company from the investments over time.
Total YTD 2013 Investment Activity - $103 million
COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Subsequent Events

ARI – Subsequent Events (cont.)
Subsequent Events
Amendment to JP Morgan Facility
Extended the term of the facility for two years (one-year term with one, 364 day extension)
Pricing to remain at LIBOR+2.50%
ARI paid a 0.5% fee for the first year and will pay a 0.25% extension fee for the 364 day extension
Amendment to Wells Facility
Reduced interest rate for outstanding borrowings used to finance AAA CMBS to LIBOR+1.05% from
LIBOR+1.25% - 1.50%
Reduced interest rate for outstanding borrowings used to finance Hilton CMBS to LIBOR+1.75% from
LIBOR+2.35%
Extended the term for the outstanding borrowings used to finance the AAA CMBS until March 2014
Corporate Governance
Board of Directors appointed Megan Gaul to the positions of Chief Financial Officer, Treasurer and
Secretary, effective April 1, 2013
COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)

ARI – Portfolio Overview
Asset Type
($000s)
Amortized
Cost Borrowings
Equity
at Cost
Remaining
Weighted
Average Life
(years )
(1)
Current
Weighted
Average
IRR
(2)(3)
Levered
Weighted
Average
IRR
(4)
First Mortgage Loans
(2)
$142,921 $3 $142,918 2.6 10.8% 15.6%
Subordinate Loans 246,246 - 246,246 4.7 13.6 13.6
Repurchase Agreements 6,598 - 6,598 1.2 13.7 13.7
CMBS - AAA 203,463 176,827 26,636 1.8 15.3 15.3
CMBS - Hilton 70,250 48,328 21,922 2.9 11.6 11.6
Investments at December 31, 2012 $669,478 $225,158 $444,320 3.1 Years 12.7% 14.1%
As of December 31, 2012.
(1) Remaining Weighted Average Life assumes all extension options are exercised.
(2) Borrowings under the Company’s master repurchase facility with JPMorgan (the “JPMorgan Facility”) bear interest at LIBOR plus 250 basis points, or 2.7% at December 31, 2012. The IRR calculation further assumes the JPM Facility or any replacement facility will remain available over the life of these investments.
(3) The IRR for the investments shown in the above table reflect the returns underwritten by the Manager, calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assumes extensions as well as the cost of borrowings and derivative instruments under the Wells Facility. The calculation also assumes extension options on the Wells Facility with respect to the Hilton CMBS are exercised. The calculation for the New York City whole loan also assumes certain estimates with respect to the timing and magnitude of future fundings for the remaining commitments and associated loan repayments, as well as assuming no defaults. There can be no assurance the actual IRRs will equal the underwritten IRRs shown in the table. See “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 for a discussion of some of the factors that could adversely impact the returns received by the Company from the investments shown in the table over time.
(4) Substantially all of the Company’s borrowings under the JPMorgan Facility were repaid upon the closing of the Company’s Series A Preferred Stock offering in August 2012. The Company's ability to achieve its underwritten levered weighted average IRR with regard to its portfolio of first mortgage loans is additionally dependent upon the Company re-borrowing approximately $53,000 under the JPMorgan Facility or any replacement facility. Without such re-borrowing, the levered weighted average IRRs will be as indicated in the current weighted average IRR column above.
COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)

12
COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Portfolio Overview
Diversified Investment Portfolio with Amortized Cost Basis of $669 million
Net Invested Equity at Amortized Cost Basis Gross Assets at Amortized Cost Basis
CMBS - AAA
30%
CMBS - Hilton
10%
First Mortgages
21%
Subordinate
Loans
37%
Repurchase
Agreements
1%
CMBS - AAA
6%
CMBS - Hilton
5%
First Mortgages
32%
Repurchase
Agreements
1%
Subordinate
Loans
55%

ARI – Portfolio Diversification
The portfolio is diversified by property type and geographic location
Geographic Diversification by Net Equity
Property Type by Net Equity
(1) Other category includes the subordinate financing on a ski resort and a first mortgage loan on a development site with income producing parking lots.
Securities
12%
Residential
10%
Hotel
36%
Office
11%
Retail
17%
Mixed
Use/Other(1)
14%
New York City
36%
Northeast
(excluding NYC)
5%
Securities
12%
Southeast
5%
Mid-Atlantic
12%
Midwest
7%
West
16%
Southwest
7%
COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Loan Portfolio - Maturity and Type
(1) Based upon Face Amount of Loans; Does not include CMBS (AAA or Hilton) or repurchase agreement investment secured by CDO bond.
Fully Extended Loan Maturity Schedule ($000s)
(1)
Loan Position and Rate Type
(1)

$17.3
$-
$99.3
$116.2
$120.0
$-
$50.0
$8.9
$-
$16.5
$0
$20
$40
$60
$80
$100
$120
$140
2013 2014 2015 2016 2017 2018 2019 2020 2021 2022
Senior Loan
Fixed
21%
Subordinate
Loan Fixed
40%
Subordinate
Loan Floating
23%
Senior Loan
Floating
16%

ARI – Loan Portfolio – Loan Level LTV (Through Last Invested Dollar)
First Mortgage Loans
Subordinate Financing
0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100%
0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100%
Description ($ in thousands) Location
Balance at
December  31,
2012
Starting
LTV
Ending
LTV
(1)
Subordinate - Hotel Portfolio Various 49,950 $              53% 61%
Subordinate - Ski Resort California 40,000 $              29% 56%
Subordinate - Retail Various 30,000 $              58% 68%
Subordinate - Retail Virginia 26,243 $              60% 74%
Subordinate - Hotel Portfolio New York 25,000 $              40% 60%
Subordinate - Retail Various 20,000 $              58% 72%
Subordinate - Hotel  New York 15,000 $              51% 63%
Subordinate - Hotel New York 15,000 $              51% 65%
Subordinate - Office Missouri 9,979 $                62% 72%
Subordinate - Office Michigan 8,912 $                53% 68%
Subordinate - Mixed Use North Carolina 6,525 $                65% 77%
Subordinate - Condo Conversion
(2)
New York 350 $                   31% 55%
Total 246,959 $
Description ($ in thousands) Location
Balance at
December  31,
2012
Starting
LTV
Ending
LTV
(1)
First Mortgage - Condo Conversion
(2)
New York 45,000 $              0% 31%
First Mortgage - Hotel New York  31,571 $              0% 40%
First Mortgage - Office New York 27,419 $              0% 53%
First Mortgage - Hotel Maryland 25,273 $              0% 56%
First Mortgage - Parking/Development Site
(3)
Massachusetts 17,287 $              0% 21%
Total 146,550 $
(1)
Ending LTV represents the current loan balance as a percentage of the value as of the date of investment for all loans except the $31,633 New York, NY hotel loan, which is as of March 2011.
(2)
Both loans are for the same property; Ending LTV for the Condominium Conversion mezzanine loan is based upon the committed amount of $35 million.
(3)
Ending LTV is based upon the aggregate face value ($23.8 million) of the senior sub-participation interests at the date of investment; ARI purchased the senior sub-participation interests for $17.8 million (75%
of face value).
COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)

ARI – Senior Loan Portfolio
Description ($000’s)
Date of
Investment
Maturity
Date
(1)
Original
Face
Amount
Current Face
Amount Coupon
Amortization
Schedule
Property
Size LTV
(2)
Hotel
New York, NY
Jan-10 Feb-15 $32,000 $31,571 8.25% 30 year
151
rooms
40%
Office Condo (Headquarters)
New York, NY
Feb-10 Feb-15 28,000 27,419 8.00 30 year
73,419
sq. ft.
53%
Hotel
Silver Spring, MD
Mar-10 Apr-15 26,000 25,273 9.00 25 year
263
rooms
56%
Parking/Development Site
Boston, MA
Apr-12 Dec-13 23,844 17,287
1.98%
(L+1.72%)
Interest only 20 acres 21%
Condominium Conversion
(3)
New York, NY
Dec-12 Jan-15 45,000 45,000 9.00 Interest only 66 units 31%
Total $154,844 $146,550 7.82%
(1) Maturity date assumes all extension options are exercised.
(2) LTV represents the current loan balance as a percentage of the value as of the date of investment for all loans except the $31,633 New York, NY hotel loan, which is as of March 2011.
(3) Includes a 1.00% origination fee, a LIBOR floor of 0.50%, two one-year extension options subject to certain conditions and the payment of a 0.50% fee for each extension.
(4) Interest rate includes 10% current payment with a 3% accrual.
Description ($000’s)
Date of
Investment
Maturity
Date
Original
Face
Amount
Current Face
Amount Coupon
Amortization
Schedule
Property
Size LTV
(2)
Repurchase Agreement
(4)
Sept-10 Mar-14 $47,439 $6,598 13.00% Interest only N/A N/A
Total $47,439 $6,598 13.00%
COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)

ARI – Subordinate Loan Portfolio
Description ($000’s)
Date of
Investment
Maturity
Date
(1)
Original Face
Amount
Current Face
Amount
Coupon
Amortization
Schedule
LTV
(2)
Senior Mezz – Retail
Various
Dec-09 Dec-19
(3)
$30,000 $30,000 12.24%
Interest
only
68%
Junior Mezz – Retail
Various
Dec-09 Dec-19
(3)
20,000 20,000 14.00
Interest
only
72%
Office
Troy, MI
May-10 Jun-20 9,000 8,912 13.00 25 year 68%
Ski Resort
Mammoth Lakes, CA
Apr-11 May-17
(4)
40,000 40,000 14.00
Interest
only
56%
Hotel Portfolio
New York, NY
(5)
Aug-11 July-16
(6)
25,000 25,000
11.49
(L+10.49%)
Interest
only
60%
Retail Center
Woodbridge, Virginia
(7)
Oct-11 Oct-16
(7)
25,000 26,243 14.00
Interest
only
74%
Hotel
New York, NY
(8)
Jan-12 Jan-15 15,000 15,000 12.00
Interest
only
63%
Hotel
New York, NY
(9)
Mar-12 Feb-16 15,000 15,000
11.50
(L+11.00%)
Interest
only
65%
(1)  Maturity date assumes all extension options are exercised.
(2)  LTV represents the current loan balance as a percentage of the value as of the date of investment.
(3) Prepayments are prohibited prior to the fourth year of the loan and any prepayments thereafter are subject to prepayment penalties ranging from 5% to 1%.
(4) Prepayments are prohibited prior to the third year of the loan and any prepayments thereafter are subject to prepayment penalties ranging from 5% to 1%.
(5) Includes a LIBOR floor of 1% and three one-year extension options subject to certain conditions and the payment of a 0.25% fee for the fourth and fifth year extensions.
(6) Prepayments are prohibited prior to February 2013 and any prepayments thereafter are subject to spread maintenance premiums.
(7) Interest rate of 14.0% includes a 10.0% current payment with a 4.0% accrual.  There are two one-year extension options subject to certain conditions.
(8) Includes a 1.00% origination fee, a one-year extension option subject to certain conditions and a 0.50% extension fee as well as a 1.50% exit fee.
(9) Includes a LIBOR floor of 0.50%, two one-year extension options subject to certain conditions and the payment of a 0.50% fee for the second extension.
COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)

Description ($000’s)
Date of
Investment
Maturity
Date
(1)
Original Face
Amount
Current Face
Amount Coupon
Amortization
Schedule LTV
(2)
Mixed Use
Chapel Hill, NC
July-12 July-22 6,525 6,525 11.10
Interest
only
77%
Office
Kansas City, MO
Sept-12 Sept-22 10,000 9,979 11.75 30 year 72%
Hotel Portfolio
(3)
Various Locations
Nov-12 Nov-15 50,000 49,950 11.11 30 Year 61%
Condominium Conversion
(4)
New York, NY
Dec-12 Jan-15 350 350 9.00% Interest Only 55%
Total $245,875 $246,959 12.46%
ARI – Subordinate Loan Portfolio (cont.)
(1) Maturity date assumes all extension options are exercised.
(2) LTV represents the current loan balance as a percentage of the value as of the date of investment.
(3) Includes a 0.50% origination fee, a one-year extension option subject to certain conditions and a 0.25% extension fee.
(4) Includes a 1.00% origination fee on the entire balance of the loan (funded and unfunded), a LIBOR floor of 0.50%, two one-year extension options subject to certain conditions and the payment of a 0.50% fee for each extension.
COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)

ARI – CMBS Portfolio
Face
Amortized
Cost
Remaining Weighted
Average Life with
Extensions (years)
Estimated
Fair Value Debt
Net
Equity at
Cost
CMBS – AAA $200,104 $203,463 1.8 $205,327 $176,827 26,636
CMBS – Hilton 73,239 70,250 2.9 73,561 48,328 21,922
CMBS – Total $273,343 273,713 2.1 $278,888 $225,155 $48,558
CMBS - AAA
CUSIP Description
07388YAB8 BSCMS 07-PW16 A2
07401DAB7 BSCMS 2007-PW18 A2
12513YAC4 CD 2007-CD4 A2B
46629MAB1 JPMCC 2006-LDP8 A2
61754KAC9 MSC 07-IQ14 A2
92978YAB6 WBCMT 07-C32 A2
CMBS - AAA
CUSIP Description
36246LAB7 GSMS 2007-GG10 A2
46630JAK5 JPMCC 2007-LDPX A2S
61751NAD4 MSC 2007-HQ11 A31
92978TAB7 WBCMT 2007-C31 A2
CMBS – Hilton
CUSIP Description
05956KAA6 BALL 2010-HLTN
COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)

Portfolio Metrics – Quarterly Migration Summary
(1) The IRR for the investments shown in the above table reflect  the returns underwritten by the Manager, calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assumes extensions as well as the cost of borrowings and derivative instruments under the Wells Facility. The calculation also assumes extension options on the Wells Facility with respect to the Hilton CMBS are exercised. The calculation for the New York City whole loan also assumes certain estimates with respect to the timing and magnitude of future fundings for the remaining commitments and associated loan repayments, as well as assuming no defaults.  There can be no assurance the actual IRRs will equal the underwritten IRRs shown in the table. See “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 for a discussion of some of the factors that could adversely impact the returns received by the Company from the investments shown in the table over time.
(2) Represents an underwritten levered weighted average IRR. The Company's ability to achieve the underwritten levered weighted average IRR, additionally depends upon the Company re-borrowing approximately $53,000 under the JPMorgan Facility or any replacement facility with regard to its portfolio of first mortgage loans. Without such re-borrowing, the levered weighted average IRR will be significantly lower than the amount shown above, as indicated in the weighted average IRR column on page 11.
(3) Does not include CMBS (AAA or Hilton) or repurchase agreement investment secured by CDO bond.
COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Portfolio Metrics ($ in thousands)
Q4 2012 Q3 2012 Q2 2012 Q1 2012 Q4 2011
(Investment balances represent amortized cost)
First Mortgage Loans 142,921 $         104,101 $         103,320 $         108,817 $         109,006 $
Subordinate Loans 246,246 196,177 179,602 179,336 149,086
Repurchase Agreement 6,598 10,975 41,696 47,439 47,439
CMBS - AAA 203,463 223,781 280,697 330,413 554,716
CMBS - Hilton 70,250 70,521 70,719 - -
Total Investments 669,478 $         605,555 $         676,034 $         666,005 $         860,247 $
(Investment balances represent net equity)
First Mortgage Loans 142,918 $         104,098 $         50,260 $          40,210 $          40,286 $
Subordinate Loans 246,246 196,177 179,602 179,336 149,086
Repurchase Agreement 6,598 10,975 41,696 47,439 47,439
CMBS - AAA 26,636 29,712 32,520 43,763 81,409
CMBS - Hilton 21,922 21,623 21,260 - -
Net Equity in Investments at Cost 444,320 $         362,585 $         325,338 $         310,748 $         318,220 $
Weighted Average IRR
(1)
14.1%
(2)
14.9%
(2)
15.0% 14.7% 14.2%
Weighted Average Duration 3.1 Years 3.3 Years 2.9 Years 2.8 Years 2.2 Years
Loan Portfolio Weighted Average Ending LTV
(3)
55.6% 58.0% 57.1% 59.3% 58.8%
Borrowings 225,158 $         242,970 $         350,696 $         355,257 $         542,027 $

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI had total borrowings outstanding of $225 million at December 31, 2012
ARI’s borrowings had the following remaining maturities at December 31, 2012:
Financing Overview
Facility ($000s) Debt Balance
Weighted
Average
Remaining
Maturity
(1)
Cost of
Funds
Hedged
Cost of
Funds
Wells Facility
(1)
$225,155 1.1 years 1.8% 1.9%
JP Morgan Facility
(2)
3 5 days 2.7% 2.7%
Total Borrowings at December 31, 2012 $225,158 1.1 years 1.8% 1.9%
Facility ($000s)
Less than 1
year 1 to 3 years 3 to 5 years Total
Wells Facility
(1)
$179,068 $46,087 $- $225,155
JP Morgan Facility
(2)
3 - - 3
Total Borrowings at December 31, 2012 $179,071 $46,087 $- $225,158

(1)
Assumes extension options on Wells Facility are exercised. At December 31, 2012, the interest rate on the outstanding borrowings on the Wells Facility was LIBOR plus 125bps,
150bps or 235bps depending on the collateral pledged.  In February, 2013, the Wells Facility was amended and the interest rate with respect to outstanding borrowings used to finance AAA CMBS was reduced to LIBOR plus 105bps and the interest rate with respect to outstanding borrowings used to finance the Hilton CMBS was reduced to LIBOR plus
175bps.  In addition, the term of the Wells Facility with respect to the outstanding borrowings used to finance the Hilton CMBS was extended to March 2014.
The JP Morgan Facility was renewed for a term of two years (one year renewal with a 364 day extension) in February, 2013.
(2)

22 Financials COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)

Consolidated Balance Sheets
(in thousands—except share and per share data)
December 31, 2012 December 31, 2011
Assets:
Cash 108,619 $                  21,568 $
Securities available-for-sale, at estimated fair value 67,079                      302,543
Securities, at estimated fair value 211,809                    251,452
Commercial mortgage loans, held for investment 142,921                    109,006
Subordinate loans, held for investment 246,246                    149,086
Repurchase agreements, held for investment 6,598                        47,439
Principal and interest receivable 4,277                        8,075
Deferred financing costs, net 678                          2,044
Other assets 203                          17
Total Assets 788,430 $                  891,230 $
Liabilities and Stockholders' Equity
Liabilities:
Borrowings under repurchase agreements 225,158 $                  290,700 $
TALF Borrowings -                              251,327
Derivative instruments, net 155                          478
Accounts payable and accrued expenses 1,265                        1,746
Payable to related party 2,037                        1,298
Dividends payable 12,891                      8,703
Total Liabilities 241,506                    554,252
Stockholders' Equity:
Preferred stock, $0.01 par value, 50,000,000 shares authorized and 3,450,000 shares issued and outstanding in 2012 35                            -
Common stock, $0.01 par value, 450,000,000 shares authorized 28,044,106 and 20,561,032 shares issued and
outstanding in 2012 and 2011, respectively 280                          206
Additional paid-in-capital 546,065                    336,209
Retained earnings 574                          -
Accumulated other comprehensive income (loss) (30)                           563
Total Stockholders' Equity 546,924                    336,978
Total Liabilities and Stockholders' Equity 788,430 $                  891,230 $
COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)

Consolidated Statement of Operations
2012 2011 2012 2011
Net interest income:
Interest income from securities 3,120 $               5,904 $               15,347 $            25,323 $
Interest income from commercial mortgage loans 2,930 2,267 10,780 9,153
Interest income from subordinate loans 7,350 4,817 24,666 13,678
Interest income from repurchase agreements 366 1,576 6,286 4,764
Interest expense (1,463) (3,618) (8,402) (14,454)
Net interest income 12,303 10,946 48,677 38,464
Operating expenses:
General and administrative expenses (includes $380 and $3,624 of non-cash stock based compensation in 2012 and $634 and
$1,788 in 2011, respectively) (1,315) (1,563) (8,543) (5,652)
Management fees to related party (2,040) (1,297) (6,139) (4,728)
Total operating expenses (3,355) (2,860) (14,682) (10,380)
Interest income from cash balances 6 1 7 13
Realized gain on sale of securities - - 262 -
Unrealized gain on securities 16 600 6,489 481
Loss on derivative instruments (includes unrealized gains
(losses) of $96 and $323 in 2012 and $426 and $(865) in 2011, respectively) (2) (18) (572) (2,696)
Net income 8,968 $            8,669 $            40,181 $          25,882 $
Preferred dividends (1,860) - (3,079) -
Net Income available to common shareholders 7,108 $            8,669 $            37,102 $          25,882 $
Basic and diluted net income per share of common stock    0.26 $                0.41 $                1.64 $                1.35 $
Basic and diluted weighted average common shares outstanding 27,297,600 20,561,032 22,648,819 18,840,954
Dividend declared per share of common stock 0.40 $                0.40 $                1.60 $                1.60 $
Three months ended December 31, Twelve months ended December 31,
COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)

Reconciliation of Operating Earnings to Net Income
December 31, 2012
Earnings Per Share
(Diluted) December 31, 2011
Earnings Per Share
(Diluted)
Operating Earnings:
Net income available to common stockholders $7,108 $0.26 $8,669 $0.41
Adjustments:
Unrealized gain on securities (16)
-
(600) (0.03)
Unrealized gain on derivative instruments (96)
-
(426) (0.02)
Non-cash stock-based compensation expense 380 0.01 634 0.03
Total adjustments: 268 0.01 (392) (0.02)
Operating Earnings 7,376 $0.27 $8,277 $0.39
Basic and diluted weighted average common shares outstanding 27,608,787 20,561,032
Three Months Ended
COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
December 31, 2012
Earnings Per Share
(Diluted) December 31, 2011
Earnings Per Share
(Diluted)
Operating Earnings:
Net income available to common stockholders $37,102 $1.64 $25,882 $1.35
Adjustments:
Unrealized gain on securities (6,489) (0.29) (481) (0.03)
Unrealized (gain) loss on derivative instruments (323) (0.01) 865 0.05
Non-cash stock-based compensation expense 3,624 0.16 1,788 0.10
Total adjustments: (3,188) (0.14) 2,172 0.12
Operating Earnings 33,914 $1.50 $28,054 $1.47
Basic and diluted weighted average common shares outstanding 22,648,819 18,840,954
Twelve Months Ended

Financial Metrics – Quarterly Migration Summary
(1) Operating Earnings is a non-GAAP financial measure that is used to approximate cash available for distribution and is defined by the Company as net income, computed in accordance with GAAP, adjusted for (i) non-cash equity compensation expense (a portion of which may become cash-based upon final vesting and settlement of awards should the holder elect net share settlement to satisfy income tax withholding) and (ii) any unrealized gains or losses or other non-cash items included in net income.  Please see slide 25 for a reconciliation of Operating Earnings and Operating Earnings per Share to GAAP net income and GAAP net income per share.
(2) The Company carries loans at amortized cost and its CMBS securities are marked to market.  Management estimates the fair value of the Company’s financial assets.
(3) Return on common equity is calculated as annualized Operating Earnings for the period as a percentage of average stockholders equity for the period.
COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Financial Metrics
($ in thousands, except per share data)
Q4 2012 Q3 2012 Q2 2012 Q1 2012 Q4 2011
Net Interest Income 12,303 $          13,236 $          11,951 $          11,187 $          10,946 $
Management Fee 2,040 1,518 1,292 1,289 1,297
General and Administrative Costs 935 1,154 1,876 953 929
Non-Cash Stock Based Compensation 380 1,276 886 1,083 634
Net Income Available to Common Stockholders 7,108 $            10,992 $          9,910 $            9,093 $            8,669 $
GAAP Diluted EPS 0.26 $               0.52 $               0.47 $               0.43 $               0.41 $
Operating Earnings
(1)
7,375 $            9,218 $            8,526 $            8,795 $            8,278 $
Operating EPS
(1)
0.27 $               0.44 $               0.41 $               0.42 $               0.39 $
Distributions Declared to Common Stockholders 0.40 $               0.40 $               0.40 $               0.40 $               0.40 $
GAAP Book Value per Common Share 16.43 $            16.58 $            16.59 $            16.46 $            16.39 $
Fair Value per Common Share
(2)
16.84 $            17.16 $            17.22 $            17.04 $            16.80 $
Total Stockholders' Equity 546,924 $         427,421 $         341,518 $         338,377 $         336,978 $
Return on Common Equity Based on Operating Earnings
(3)
6.8% 10.8% 10.0% 10.4% 9.8%